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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            W-H ENERGY SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 10-K for the period ended December 31, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth T. White, Jr., the Chief Executive Officer of W-H Energy Services, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Kenneth T. White, Jr.
                                                     ---------------------------
                                                     Name: Kenneth T. White, Jr.
                                                     Date: March 4, 2005

This certification is furnished solely to comply with the requirements of Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. section 1350, is subject to the knowledge standard contained therein and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.